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                                                                    EXHIBIT 23.1

                       [LETTERHEAD OF LATHAM & WATKINS]

                                December 17, 2002

The Board of Directors of
Satyam Infoway Limited
Tidel Park, 2nd Floor
No. 4, Canal Bank Road, Taramani
Chennai 600 113
India

                  Re:      Registration Statement on Form F-3

Gentlemen:

                  We consent to the use of our name in the filing with the Securities and Exchange Commission on Form F-3, dated December 17, 2002

                                      /s/ Latham & Watkins